UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 29, 2008
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Opinion and consent of Manatt, Phelps & Phillips, LLP as to the validity of the shares of the 8.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series A, par value $0.001 per share, of East West Bancorp, Inc. offered pursuant to the Prospectus Supplement dated April 23, 2008 (the “Preferred Stock”) and the issuance of shares of common stock of the Company, par value $0.001 per share, issuable upon conversion of the Preferred Stock (the “Common Stock”) and the Opinion and consent of Manatt, Phelps & Phillips, LLP as to certain tax matters are filed herewith and are each incorporated by reference into the Registration Statement on Form S-3 (File No. 333-150353) (the “Registration Statement”) as exhibits thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 –

Opinion of Manatt, Phelps & Phillips, LLP as to the validity of the Preferred Stock and the Common Stock, to become Exhibit 5.2 to the Registration Statement, including the consent of Manatt, Phelps & Phillips, LLP.

Exhibit 99.2 –	Opinion of Manatt, Phelps & Phillips, LLP as to certain tax matters, to become Exhibit 8.1 to the Registration Statement, including the consent of Manatt, Phelps & Phillips, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2008

EAST WEST BANCORP, INC.

By:	/s/ Douglas P. Krause
Douglas P. Krause
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1

Opinion of Manatt, Phelps & Phillips, LLP as to the validity of the Preferred Stock and the Common Stock, to become Exhibit 5.2 to the Registration Statement, including the consent of Manatt, Phelps & Phillips, LLP.

99.2	Opinion of Manatt, Phelps & Phillips, LLP as to certain tax matters, to become Exhibit 8.1 to the Registration Statement, including the consent of Manatt, Phelps & Phillips, LLP